UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3 , 2011

ARKANOVA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51612	68-0542002
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

305 Camp Craft Road
Suite 525
Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  512-222-0975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐            Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐            Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

See the disclosure set out under Item 2.03 below.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 21, 2011, our wholly owned subsidiary, Arkanova Acquisition Corporation (“Acquisition”), entered into a Conversion and Loan Modification Agreement and a Note Purchase Agreement with Aton Select Funds Limited (“Aton”) which were effective as of October 1, 2011, and pursuant to which Aton agreed to (i) convert $6,000,000.00 of the remaining principal balance of the Promissory Note that Acquisition issued to Aton on October 1, 2009 (the “2009 Note”) into a ten percent (10%) working interest in the oil and gas leases comprising the Company’s Two Medicine Cut Bank Sand Unit in Pondera and Glacier Counties, Montana, (ii) loan Acquisition an additional $1,000,000.00 (the “Additional Loan Amount”), (iii) consolidate the remaining post-conversion outstanding principal balance under the 2009 Note and the Additional Loan Amount into one new promissory note in the principal amount of $7,000,000.00 (the “2011 Note”).

The 2011 Note bears interest at the rate of 6% per annum, is due and payable on September 30, 2012, and, as was the case with the 2009 Note, is secured by a pledge of all of Acquisition’s interest in its wholly owned subsidiary, Provident Energy Associates of Montana, LLC (“Provident”).  Interest on the 2011 Note is payable 10 days after maturity in shares of our common stock.  The number of shares of our common stock payable as interest on the promissory note will be determined by dividing $420,000 by the average stock price for our common stock over the 15 business day period immediately preceding the date on which the 2011 Note matures.  Acquisition’s obligations under the 2011 Note are guaranteed by the Registrant pursuant to a Guaranty Agreement dated as of October 1, 2011.

Item 9.01.  Financial Statements And Exhibits.

(c)           Exhibits.  The following exhibit has been filed as a part of this Current Report:

Exhibit Number	Description of Exhibit

10.1	Conversion and Loan Modification Agreement dated as of October 1, 2011, between Arkanova Acquisition Corporation and Aton Select Funds Limited.

10.2	Note Purchase Agreement dated as of October 1, 2011, between Arkanova Acquisition Corporation and Aton Select Funds Limited.

10.3	Promissory Note dated October 1, 2011, with Arkanova Acquisition Corporation as Maker.

10.4	Guaranty Agreement between Arkanova Energy Corporation and Aton Select Funds Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANOVA ENERGY CORPORATION

	By:	/s/ Pierre Mulacek
	Its:	Chief Executive Officer

DATED: November 3, 2011